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                                                                    Exhibit 10.2

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                                     MISSION
                                    RESOURCES

Wednesday, January 30, 2002

Kent Rogers
Vice President - Houston Operations
Torch Energy Services
1221 Lamar Street, Suite 1600
Houston, TX 77010-3030

Kent:

Pursuant to paragraph 1 in our Restated and Amended Field Operating Services Agreement, that was executed by you, on behalf of Torch Energy Services, Inc.
(TES) and Joe Nicknish, on behalf of Mission Resources Corporation (MSSN) effective July 1, 2001, this letter will serve as formal 120 days notice of our intent to terminate the agreement.

MSSN has enjoyed our relationship and appreciates the commitment that TES has demonstrated over the last several months. We expect that same level of commitment to continue through the termination date of our contract which is 06/30/2002.

As our termination date approaches, MSSN will evaluate operational needs and respond accordingly.

Should you have any questions, please advise.

/s/ Stephen W. Turk
Stephen W. Turk
Operations Manager
Mission Resources Corporation

Cc     Doughlas Manner
       Jon Clarkson
       Joe Nicknish
       Kent Williamson
       Dan Foley
       Byron Yeatman
       Ann Kaesermann

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           1331 LAMAR, SUITE 1455  HOUSTON, TEXAS 77010-3039
      TEL (713) 495-3000 FAX (713) 652-2916 WWW.MISSIONRESOURCESCORP.COM
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                                      [LOGO]
                                     MISSION
                                    RESOURCES

February 1, 2002

Mr. J. P. Bryan
Torch Energy Advisors, Inc.
1221 Lamar, Suite 1600
Houston, Texas 77010

Dear J.P.:

Pursuant to Section 1 of the Restated and Amended Oil and Gas Administration Services Agreement between Mission Resources Corporation and Novistar, Inc., Mission is electing to terminate such Agreement between Mission and Novistar. The termination date is June 30, 2002. As required in the Agreement, the termination date is at least 90 days from the date of notice. Since there will be no Base or Variable Fees remaining in this Agreement, calculated from the termination date, no termination fee is required. The termination of the Agreement will relieve Mission of any and all future obligations associated with the Agreement.

We appreciate the very professional and efficient execution of the Agreement by Novistar over the past years.

Sincerely,

/s/ Jon Clarkson
Jon Clarkson
President

Acknowledged and Agreed
/s/ J.P. Bryan
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J.P. Bryan

                                      *
           1331 LAMAR, SUITE 1455  HOUSTON, TEXAS 77010-3039
      TEL (713) 495-3000 FAX (713) 652-2916 WWW.MISSIONRESOURCESCORP.COM